Exhibit 1.1

Execution Version

Valley National Bancorp

(a New Jersey corporation)

42,780,748 Shares of Common Stock

UNDERWRITING AGREEMENT

November 7, 2024

J.P. MORGAN SECURITIES LLC

as Representative of the several Underwriters listed in Schedule A hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Valley National Bancorp, a New Jersey corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”) pursuant to the terms set forth herein (this “Agreement”) an aggregate of 42,780,748 shares of common stock, no par value per share (“Common Stock”) of the Company (the “Initial Shares”). The Company also granted to the Underwriters an option to purchase up to an additional 6,417,112 shares of Common Stock (the “Option Shares”). The Initial Shares and the Option Shares are hereinafter referred to collectively as the “Securities.”

J.P. Morgan Securities LLC has agreed to act as representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Securities. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative. To the extent there are no additional underwriters listed on Schedule A, the term “Representative” as used herein shall mean the Underwriters, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement,” as defined under Rule 405 (“Rule 405”) under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-278527) covering the public offering and sale from time to time of certain securities of the Company, including the Securities, under the Securities Act and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), which automatic shelf registration statement became effective upon filing with the Commission under Rule 462(e) of the Securities Act Regulations (“Rule 462(e)”). Such registration statement, as of any time, means such registration statement as amended by any post-effective amendment thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the Securities Act Regulations (“Rule 430B”), and is referred to herein as the “Registration Statement”; provided, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendment thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of the Registration Statement with respect to the Securities within the meaning of Rule 430B(f)(2), including the exhibits and schedules thereto as of such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. Each preliminary prospectus supplement and the base prospectus used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act immediately prior to the Applicable Time (as defined below), are collectively referred to herein as a “preliminary prospectus.” The Company will prepare and file a final prospectus supplement relating to the Securities in accordance with the provisions of Rule 424(b) of the Securities Act Regulations (“Rule 424(b)”) within the time periods specified in Rule 424(b) and Rule 430B. The final prospectus supplement and the base prospectus, in the form first furnished to the Underwriters for use in connection with the offering and sale of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act immediately prior to the Applicable Time (as defined below), are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 8:10 p.m., New York City time, on November 7, 2024 or such other time as agreed by the Company and the Representative.

“Pricing Disclosure Package” means (a) each Issuer General Use Free Writing Prospectus, (b) the pricing information conveyed orally to investors, and as set forth on Schedule C hereto, and (c) the most recent preliminary prospectus furnished to the Underwriters for general distribution to investors prior to the Applicable Time, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405) relating to the Securities that is (a) required to be filed with the Commission by the Company, (b) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (c) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to investors, as evidenced by its being specified in Schedule B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Significant Subsidiary” means a Subsidiary that meets the requirements of a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X.

“Subsidiary” means a subsidiary (as defined in Rule 405 under the Securities Act) of the Company.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the Applicable Time; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”) incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the Applicable Time.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i) Compliance of the Registration Statement, the Prospectus and Incorporated Documents. At the original effectiveness of the Registration Statement, and at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company met the requirements for use of Form S-3 under the Securities Act. The Company may use the Registration Statement to effect the offering of Securities contemplated by this Agreement. The Registration Statement is an automatic shelf registration statement under Rule 405, and the offer and sale of the Securities is registered by the Company on such automatic shelf registration statement. Each of the Registration Statement and any post-effective amendment thereto has become automatically effective under the Securities Act and the initial effective date of the Registration Statement is not more than three years before the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Securities Act Regulations (“Rule 401(g)(2)”) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, as of each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2), and at the Closing Time and at any Date of Delivery, complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed or is hereafter filed with the Commission and at the Closing Time complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and are and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when they became effective or at the time such documents were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

(ii) Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at its effective time, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its date, at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such incorporated documents were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as the case may be, did not, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required. There are no business relationships or related person transactions involving the Company or any Subsidiary (as defined herein) or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or any amendment thereto or the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first three sentences of the third paragraph, the first sentence in the fifteenth paragraph, and the first sentence in the seventeenth paragraph, each under the heading “Underwriting,” in each case, contained in the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, including any document incorporated by reference therein, that has not been superseded or modified. If, at any time prior to or as of the Closing Time and following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement in any material respect or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (A) the Company has promptly notified or will promptly notify the Representative thereof and (B) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. Any offer that is a written communication relating to the Securities made prior to the initial filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of paragraph (c) of Rule 163 of the Securities Act Regulations (“Rule 163”)) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.

(iv) Well-Known Seasoned Issuer. At the original effectiveness of the Registration Statement, and at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company was a “well-known seasoned issuer,” as defined in Rule 405. At the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 and at the Applicable Time, the Company may use the Registration Statement to effect the offering of Securities contemplated by this Agreement.

(v) Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities and (C) at the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Time.

(vi) Independent Accountants. KPMG LLP, the accounting firm that audited and expressed an opinion on the consolidated financial statements of the Company that are incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, is (A) an independent public accountant as required by the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), (B) a registered public accounting firm, as defined by the PCAOB, which has not had its registration superseded or revoked and which has not requested that such registration be withdrawn, and (C) with respect to the Company, is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission.

(vii) Financial Statements; Non-GAAP Financial Measures. The financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, comply with the requirements of the Securities Act and present fairly, in all material respects, (A) the financial position of the Company and its consolidated Subsidiaries and (B) the statements of operations, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries. Such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus. To the extent applicable, all disclosures contained in the Registration Statement, the Pricing

Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Item 10(e) of Regulation S-K under the Securities Act and Regulation G under the Exchange Act. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus are updated as necessary to comply with the requirements of the Securities Act and the Commission’s rules and guidelines applicable thereto and present fairly, in all material respects, the consolidated financial position, results of operations and changes in financial position of each of the Company and its Subsidiaries, on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply.

(viii) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse effect, or any development that would reasonably be expected to result in a material adverse effect, (1) on the general affairs, condition (financial or otherwise), business, properties, prospects, management, financial position, shareholders’ equity, assets, liabilities or results of operations, of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (2) in the ability of the Company to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (each of (1) and (2) a “Material Adverse Effect”), (B) there has not been any material change in the capital stock of the Company or any of its Subsidiaries, or (1) any change in the short-term debt or long-term debt of the Company or any of the Subsidiaries, other than advances from the Federal Home Loan Bank of New York or borrowings from the Federal Reserve, or (2) any change in other indebtedness, other than routine changes in deposits, regular short-term draws on available lines of credit, and other changes that the Company considers to be insignificant in type or immaterial in amount, (C) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise, (D) the Company has not purchased any of its outstanding capital stock and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or (E) there has been no material loss or interference with the Company’s business from fire, explosion, flood, epidemic or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ix) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New Jersey and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

(x) Good Standing of Subsidiaries. Valley National Bank (the “Bank”) is a bank chartered under the laws of the United States of America to transact business as a national banking association and the charter of the Bank is in full force and effect. The Bank is the only depositary institution subsidiary of the Company. Each Significant Subsidiary has been duly organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation, formation or organization, has the requisite corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly qualified as a foreign corporation or other business entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or any Significant Subsidiary or under any agreement to which the Company or any Significant Subsidiary is a party. The only Significant Subsidiaries of the Company are those listed on Schedule D hereto. Except for the Subsidiaries, the Company does not own beneficially, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests in any corporation, business trust, association, partnership, joint venture or similar organization.

(xi) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or under any agreement to which the Company is a party. There have been no long-term borrowings by the Company or its consolidated Subsidiaries since September 30, 2024.

(xii) Authorization of Agreement. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by the Company.

(xiii) Securities Offerings. All offers and sales of the Company’s capital stock and debt or other securities prior to the date hereof were made in compliance with or were the subject of an available exemption from the Securities Act and the Securities Act Regulations and all other applicable state and federal laws or regulations, or any actions under the Securities Act and the Securities Act Regulations or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.

(xiv) Authorization, Validity and Description of Securities. The Securities have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The issuance of the shares of Common Stock is not subject to any preemptive or similar rights. The description of the Common Stock contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus conforms in all material respects to the Common Stock.

(xv) Registration Rights. There are no contracts, agreements or understandings granting any person registration rights or other similar rights to have any securities registered for resale pursuant to the Registration Statement or otherwise registered for resale or sold by the Company under the Securities Act by reason of filing of the Registration Statement with the Commission or by reason of the sale of the Securities by the Company pursuant to this Agreement.

(xvi) Summaries of Legal Matters. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Description of Common Stock” and under the caption “Supervision and Regulation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, insofar as they purport to describe legal matters or provisions of the laws and regulations or documents referred to therein, are accurate, complete and fair in all material respects; and the statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Material U.S. Federal Income Tax Considerations for Non-U.S. Holders of Common Stock”, insofar as they purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Securities.

(xvii) Absence of Defaults and Conflicts. The Company is not in violation of its Restated Certificate of Incorporation (the “Charter”), or By-laws, as amended and restated (the “Bylaws”); none of the Subsidiaries is in violation of its charter, bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), or in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for such violations or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect); nor will such action result in any violation of the provisions of the Charter or Bylaws of the Company or the charter, bylaws or other organizational document of any Subsidiary; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations (except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(xviii) Nasdaq Compliance. The Company is in compliance in all material respects with the requirements of The Nasdaq Global Select Market (“Nasdaq”) for continued listing of the Company’s (A) Common Stock, (B) Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, no par value per share (the “Series A Preferred Stock”), (C) Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B, no par value per share (the “Series B Preferred Stock”), and (D) Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series C, no par value per share (the “Series C Preferred Stock” and together with the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, the “Capital Stock”) thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of its Capital Stock under the Exchange Act or the listing of its Capital Stock on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. The transactions contemplated by this Agreement will not contravene the rules or regulations of Nasdaq.

(xix) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, vendors, customers or contractors, which, in either case, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of the Significant Subsidiaries is engaged in any unfair labor practice. Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (A) there is (1) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Significant Subsidiaries before the National Labor Relations Board or any similar domestic or foreign body, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (2) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Significant Subsidiaries and (3) no union representation dispute currently existing concerning the employees of the Company or any of the Significant Subsidiaries, (B) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Significant Subsidiaries and (C) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) or any similar domestic or foreign law or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Significant Subsidiaries.

(xx) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, individually or in the aggregate, would result in a Material Adverse Effect, or which would materially and adversely affect the properties or assets thereof, nor, to the Company’s knowledge is there any basis for any such action, suit, inquiry, proceeding or investigation; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, individually or in the aggregate, would not result in a Material Adverse Effect.

(xxi) Bank Holding Company Act. The Company has been duly registered as, and meets in all material respects the applicable requirements for qualification as, a financial holding company under the applicable provisions of the Bank Holding Company Act of 1956, as amended. The activities of the Subsidiaries are permitted of subsidiaries of a financial holding company under applicable law and the rules and regulations of the Federal Reserve set forth in Title 12 of the Code of Federal Regulations.

(xxii) Compliance with Bank Regulatory Authorities. The Company and each of its Subsidiaries are in compliance in all material respects with all applicable laws, rules and regulations (including, without limitation, all applicable regulations and orders) of, or agreements with, the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau (the “CFPB”), as applicable (collectively, the “Bank Regulatory Authorities”), the Equal Credit Opportunity Act, the Fair Housing Act, the Truth in Lending Act, the Community Reinvestment Act (the “CRA”), the Home Mortgage Disclosure Act, the Bank Secrecy Act and Title III of the USA Patriot Act, to the extent such laws or regulations apply to the Company or the Bank, as applicable. The Company and the Bank have no knowledge of any facts and circumstances, and have no reason to believe that any facts or circumstances exist, that would cause the Bank (A) to be deemed not to be in satisfactory compliance with the CRA and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory,” or (B) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act of 1970 as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (or otherwise known as the “Currency and Foreign Transactions Reporting Act”), the USA Patriot Act (or otherwise known as Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001) or any order issued with respect to the Anti Money Laundering Laws (as defined below). As of September 30, 2023, each of the Company and the Bank met or exceeded the standards necessary to be considered “well capitalized” under the FDIC’s regulatory framework for prompt corrective action. The Bank has been duly chartered, is validly existing under the laws of the United States of America and holds the requisite authority to do business as a national banking association with banking powers under the laws of the United States of America. The Bank is the only depository institution subsidiary of the Company and the Bank is a member in good standing of the Federal Home Loan Bank System. The activities of the Bank are permitted under the laws and regulations of the United States and the OCC. Since December 31, 2021, the Company, the Bank and each of its subsidiaries have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the FDIC, the OCC, and any other applicable federal or state banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the OCC and any other applicable federal or state banking authorities, as the case may be. None of the Company, the Bank nor any of their respective subsidiaries is a party or subject to any formal or informal agreement, memorandum of understanding, consent decree, directive, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement as described under 12 U.S.C. 1818(u) with, or order issued by, or has adopted any board resolutions at the request of, the Federal Reserve, the FDIC, the OCC, the CFPB or any other bank regulatory authority that (Y) restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions or that imposes any restrictions or requirements not generally applicable to financial holding companies or commercial banks, and (Z) is required to be disclosed in the Registration Statement or Prospectus pursuant to the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations but is not so disclosed. There is no unresolved violation, criticism or exception by any Bank Regulatory Authority with respect to any examination of the Company, the Bank or any of the Company’s other Subsidiaries, which would reasonably be expected to result in a Material Adverse Effect.

(xxiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto that have not been so described and filed as required.

(xxiv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body is necessary or required for the performance by the Company of its obligations under this Agreement in connection with the offering, issuance or sale of the Securities or the consummation of the transactions contemplated in this Agreement prior to the Closing Time, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the securities laws of any state or non-U.S. jurisdiction or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Company meets the requirements under the Securities Act specified in FINRA Rule 5110(h)(1)(C) (the “FINRA Exemption”). All of the information provided to the Underwriters or to counsel for the Underwriters by the Company in connection with the offering of the Securities and the FINRA Exemption and FINRA Rule 5121 is true, complete and correct.

(xxv) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, registrations, memberships, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, have a Material Adverse Effect and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such Governmental License or result in any other material impairment of the rights of any such Governmental License; all of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses. Neither the Company nor any of its Subsidiaries has failed to file with applicable regulatory authorities any material statement, report, information or form required by any applicable law, regulation or order, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.

(xxvi) Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) do not materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company or any Subsidiary. All of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect and are held under valid, subsisting and enforceable leases, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxvii) Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), systems, technology, trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them. Neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement or misappropriation of or conflict with asserted rights of others with respect to any material Intellectual Property or of any facts or circumstances which would render any material Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein.

(xxviii) Environmental Laws. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in material compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries, (D) there are no events or circumstances of which the Company is aware that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws, and (E) none of the Company or any of its Subsidiaries anticipate material capital expenditures relating to Environmental Laws.

(xxix) ERISA. Each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company or any Subsidiary or any member of the Company’s “control group” (within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) for employees or former employees of the Company and its affiliates (“Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code. No “prohibited transaction,” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such Plan, excluding transactions effected pursuant to a statutory or administrative exemption. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” (as defined under ERISA) established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates, if such employee benefit plan were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, the Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification. With respect to each Plan subject to Title IV of ERISA, the minimum funding standard of Section 302 of ERISA or Section 412 of the Code, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period) and the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan). There is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign agency. “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or Section 400(b) of ERISA of which the Company or such Subsidiary is a member.

(xxx) Internal Control Over Financial Reporting. The Company and each of its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act Regulations) that complies with the requirements of the Exchange Act and the Exchange Act Regulations and has been designed by the Company’s principal executive officer and principal financial officer and is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement is accurate and fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. The systems of internal control over financial reporting of the Company and its Subsidiaries are overseen by the Audit Committee of the Board of Directors of the Company in accordance with Nasdaq rules and regulations. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, (X) there has been no material weakness in the Company’s internal control over financial reporting (whether or not remediated), (Y) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting and (Z) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any Subsidiary to record, process, summarize and report financial data, or any material weakness in internal controls, or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of the Subsidiaries.

(xxxi) Disclosure Controls and Procedures. The Company and its Subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15 of the Exchange Act Regulations), which (A) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company and its Subsidiaries to allow timely decisions regarding disclosure, (B) have been evaluated by management of the Company for effectiveness as of December 31, 2023, and (C) were then effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company’s and each Subsidiary’s disclosure controls and procedures described above, the Company is not aware of (1) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or its Subsidiaries’ ability to record, process, summarize and report financial data or any material weakness in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or its Subsidiaries’ internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no changes in internal controls or in other factors that could significantly affect internal controls. Within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board of Directors a material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in internal control over financial reporting, any violation of, or failure to comply with, the Sarbanes-Oxley Act or the Exchange Act, or any matter related to internal control over financial reporting which, if determined adversely, would result in a Material Adverse Effect.

(xxxii) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxiii) Pending Procedures and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Securities.

(xxxiv) Payment of Taxes. All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been timely filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which have been or will be promptly contested in good faith and as to which adequate reserves have been provided in the Company’s financials in accordance with GAAP. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no material tax deficiency that has been or would reasonably be expected to be asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.

(xxxv) Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged including, but not limited to, policies covering real and personal property owned or leased by the Company and each Subsidiary against theft, damage, destruction, acts of vandalism and earthquakes; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. All such insurance is fully in force as of the date hereof. The Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

(xxxvi) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxxvii) Absence of Manipulation. Neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, has taken, directly, or indirectly, and neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, will take, directly or indirectly, any action intended to cause or result in, or which constitutes or would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.

(xxxviii) Anti-Corruption Laws. (A) None of the Company or any of its Subsidiaries or affiliates, or any director, officer, or employee thereof, or, to the Company’s knowledge, any agent or representative of the Company or of any of its Subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any person to improperly influence official action by that person for the benefit of the Company or its Subsidiaries or affiliates, or to otherwise secure any improper advantage, or to any person in violation of (1) the U.S. Foreign Corrupt Practices Act of 1977, (2) the UK Bribery Act 2010, and (3) any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption (collectively, the “Anti-Corruption Laws”); (B) the Company and each of its Subsidiaries and affiliates have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with Anti-Corruption Laws and with the representations and warranties contained herein; (C) no investigation, inquiry, action, suit or proceeding by or before any court or government agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Corruption Laws is pending, or, to the knowledge of the Company, threatened; and (D) neither the Company nor any of its Subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws.

(xxxix) Anti-Money Laundering Laws. The operations of the Company and each of its Subsidiaries are and have been conducted at all times in material compliance with all applicable anti-money laundering laws, rules, and regulations, including the financial recordkeeping and reporting requirements contained therein, and including the Bank Secrecy Act of 1970, applicable provisions of the USA PATRIOT Act of 2001, the Money Laundering Control Act of 1986, and the Anti-Money Laundering Act of 2020, (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. The Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates, have conducted their businesses in compliance with Anti-Money Laundering Laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with Anti-Money Laundering Laws. No investigation, inquiry, action, suit or proceeding by or before any court or government agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending, or, to the knowledge of the Company, threatened.

(xl) Sanctions Laws. (A) None of the Company, any of its Subsidiaries, or any director, officer, employee, agent, affiliate or representative of the Company or any of its Subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (1) the subject of any sanctions administered or enforced by the United States Government (including the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”), or (2) located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria). (B) The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (1) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; (2) to fund or facilitate any money laundering or terrorist financing activities; or (3) in any other manner that would cause or result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). (C) The Company and each of its Subsidiaries have not engaged in, are not now engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(D) The Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates, have conducted their businesses in compliance with applicable Sanctions and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with Sanctions. No investigation, inquiry, action, suit or proceeding by or before any court or government agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to Sanctions is pending, or, to the knowledge of the Company, threatened.

(xli) Relationship. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act or Securities Act Regulations to be described in the Registration Statement and/or the Prospectus and that is not so described.

(xlii) Lending Relationship. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (A) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (B) does not intend to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

(xliii) No Restrictions on Subsidiaries. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

(xliv) Statistical and Market-Related Data. The statistical and market-related data contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the requirements of Commission Industry Guide 3 or Subpart 1400 of Regulation S-K, as applicable at the time of filing, and are based on or derived from sources which the Company believes are reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(xlv) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Time and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representative and included in Schedule B hereto or any electronic road show or other written communications reviewed and consented to by the Representative and listed on Schedule B hereto (each a, “Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the Pricing

Disclosure Package, did not, and at the Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Company Additional Written Communication based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representative consists of the Underwriter Information.

(xlvi) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (A) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (B) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(xlvii) No Fees or Advisory Rights. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement. Other than as contemplated by this Agreement, no person has the right to act as a financial advisor to the Company in connection with the offer and sale of the Securities.

(xlviii) Deposit Insurance. The deposit accounts of the Bank are insured by the FDIC up to applicable legal limits, the Bank has paid all premiums and assessments required by the FDIC and the regulations thereunder, and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened.

(xlix) Derivative Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than options issued under the Company’s shareholder-approved benefit plans) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its Subsidiaries or for the account of a customer of the Company or one of its Subsidiaries, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed by the Company to be financially responsible. The Company and each of its Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Termination of Contracts. Except as would not have a Material Adverse Effect, neither the Company nor any Significant Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Disclosure Package and Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, the Pricing Disclosure Package and the Prospectus, and no such termination or non-renewal has been threatened by the Company or any Significant Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement.

(li) Off-Balance Sheet Transactions. There is no transaction, arrangement or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity which is required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (other than as disclosed therein).

(lii) Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Securities as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Federal Reserve or any other regulation of the Federal Reserve.

(liii) Cybersecurity. (A) There has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its Subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its Subsidiaries, equipment or technology (collectively, “IT Systems and Data”)), except for those that have been remedied without material cost or liability or the duty to notify any other person; (B) neither the Company nor its Subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data, except for those that have been remedied without material cost or liability or the duty to notify any other person; and (C) the Company and its Subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(liv) Broker-Dealer. Except as set forth on Schedule E, neither the Company nor any of its Affiliates (A) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the rules and regulations promulgated thereunder or (B) directly, or indirectly through one or more intermediaries, controls or has any other association (within the meaning of Article I of the By-Laws of FINRA) with any member firm of FINRA. No Affiliate of the Company named on Schedule E is participating in the offering of the Securities within the meaning of FINRA Rule 5121.

(b) The Bank represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Time and any Date of Delivery, and agrees with each Underwriter, as follows:

(i) The Bank has been duly chartered and is validly existing as a national banking association in good standing under the laws of the United States of America, and has been duly qualified as a foreign bank for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such other jurisdiction;

(ii) Neither the Bank nor any of its subsidiaries that is a Significant Subsidiary is (A) in violation of its articles or certificate of incorporation, bylaws or other organizational or governing documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Bank or any of its subsidiaries that is a Significant Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Bank or any of its subsidiaries that is a Significant Subsidiary is subject (collectively, the “Bank Instruments”) or (C) in violation of any statute, law, rule, regulation, order, decree of any court or governmental agency or body having jurisdiction over the Bank or any of its subsidiaries; in the case of clauses (B) and (C), except for defaults or violations that would not, singly or in the aggregate, reasonably be expected to result in a material adverse effect (x) on the general affairs, condition (financial or otherwise), business, properties, prospects, management, financial position, shareholders’ equity, assets, liabilities or results of operations, of the Bank and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (y) in the ability of the Bank to perform its obligations under this Agreement (each of (x) and (y) a “Bank MAE”); and

(iii) The execution, delivery and performance of this Agreement by the Bank, compliance by the Bank with all of the provisions of this Agreement and the consummation of the transactions herein contemplated do not and will not contravene, conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Bank Instrument, nor does or will any such action contravene, conflict with or result in a breach or violation of any of the terms or provisions of the articles of incorporation or articles of association or bylaws of the Bank or any statute, order, law, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Bank or any of its subsidiaries or any of their properties, except for contraventions, conflicts, breaches or violations of any Bank Instrument or violations of statutes, orders, laws, rules, regulations or decrees that would not, singly or in the aggregate, reasonably be expected to result in a Bank MAE.

(iv) This Agreement has been duly authorized, executed and delivered by the Bank.

(c) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Sale of Initial Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the number of Initial Shares set forth in Schedule A opposite the name of such Underwriter at a purchase price equal to $9.139625 per share (the “Purchase Price”).

(b) Sale of Option Shares. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company grants an option to the Underwriters, severally and not jointly, to purchase the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Shares but not payable on the Option Shares. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time within such period from time to time upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (each, a “Date of Delivery”) shall be determined by the Representative, but shall not be later than 7 full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Shares, subject, in each case, to such adjustments as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Payment. Payment of the Purchase Price for the Securities shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery of the Securities, through the facilities of The Depository Trust Company (“DTC”), to the Representative for the respective accounts of the Underwriters, at the offices of Covington & Burling LLP, 620 Eighth Avenue, New York, New York 10018, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 a.m. (New York City time) on November 12, 2024 (unless postponed in accordance with the provisions of Section 11), or such other time not later than 10 business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the Purchase Price (as adjusted) for, and delivery of such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

The Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the Purchase Price for the Initial Shares or the Option Shares to be purchased by any Underwriter whose funds have not been received by the Company by the Closing Time or the relevant Date of Delivery, but such payment shall not relieve such Underwriter from its obligations hereunder.

It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the Purchase Price for, the Securities which it has agreed to purchase.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) Compliance with Commission Requests. Prior to the completion of the distribution of the Securities as contemplated in this Agreement, the Company, subject to Section 3(b) hereof will comply with the requirements of Rule 430B of the Securities Act Regulations, and will notify the Representative as soon as reasonably practicable, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Securities shall become effective or any amendment or supplement to the Pricing Disclosure Package or the Prospectus shall have been used or filed, as the case may be, including any document incorporated by reference therein, in each case only as permitted by Section 3 hereof, (ii) of the receipt of any comments from the Commission with respect to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Pricing Disclosure Package or the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. Until the completion of the distribution of the Securities as contemplated in this Agreement, the Company will use its reasonable best efforts to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. If, before all the Securities have been sold by the Underwriters, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (A) promptly notify the Underwriters, (B) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities in such form as is reasonably satisfactory to the Underwriters, (C) use its reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (D) promptly notify the Underwriters of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(b) Payment of Filing Fees. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or in an exhibit to a prospectus filed pursuant to Rule 424(b)).

(c) Continued Compliance with Securities Laws. The Company will comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required by the Securities Act (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) to be delivered in connection with sales of the Securities ending no later than nine months from the date hereof (the “Delivery Period”) any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, including, without limitation, any document incorporated therein by reference, in order to comply with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations, the Company will promptly (A) give the Representative written notice of such event or condition, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement and use its best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as possible if the Company is no longer eligible to file an automatic shelf registration statement, provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall object.

(d) Filing or Use of Amendments or Supplements. During the Delivery Period, the Company (A) will furnish to the Representative for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement, and (B) will not amend or supplement the Registration Statement without the Representative’s prior written consent. Prior to amending or supplementing any preliminary prospectus, the Prospectus, or the Pricing Disclosure Package, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representative’s prior written consent, which consent shall not be unreasonably withheld.

(e) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The signed copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many written or electronic copies of each preliminary prospectus and Issuer Free Writing Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the Delivery Period, such number of copies of the Prospectus (as amended or supplemented) and each Issuer Free Writing Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto and each Issuer Free Writing Prospectus furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(g) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and non-U.S. jurisdictions as the Representative may designate and to maintain such qualifications in effect during the Delivery Period; provided, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(h) Earnings Statements. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable, but in any event not later than 16 months after the effective date of the Registration Statement (as defined in Rule 158(c) of the Securities Act), an earnings statement (satisfying the provisions of Section 11(a) of the Securities Act and the Securities Act Regulations (including Rule 158)).

(i) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package and the Prospectus under “Use of Proceeds.”

(j) Reporting Requirements. The Company, during the Delivery Period, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by, and each such document will meet the requirements of, the Exchange Act and the Exchange Act Regulations.

(k) Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an Issuer Free Writing Prospectus and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus during the Delivery Period there occurred or occurs an event or condition as a result of which such Issuer Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative in writing and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to correct such untrue statement or omission.

(l) Renewal Deadline. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any Securities remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline, (i) promptly notify the Representative in writing and (ii) promptly file, if it is eligible to do so, a new shelf registration statement relating to the Securities, in a form and substance satisfactory to the Underwriters. If, at the Renewal Deadline, the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, (i) promptly notify the Representative in writing, (ii) promptly file a new shelf registration statement or post-effective amendment on the proper form relating to such Securities, in a form and substance satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective within 60 days after the Renewal Deadline and (iv) promptly notify the Representative in writing of such effectiveness. The Company will take all other action necessary or appropriate to permit the offering and sale of the Securities to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new automatic shelf registration statement or such new registration statement or post-effective amendment, as the case may be.

(m) DTC. The Company will cooperate with the Underwriters and use its best efforts to permit the Securities to be eligible for clearance, settlement and trading through the facilities of DTC.

(n) Investment Company Act. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as could require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.

(o) Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to cause or result in or which constitutes or might reasonably be expected to constitute stabilization or manipulation of the price of the Securities or any reference security with respect to the Securities, whether to facilitate the sale or resale of the Securities or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(p) Registrar and Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Securities.

(q) Sarbanes-Oxley Act. The Company and its Subsidiaries will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(r) Taxes. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, issue or similar tax, including any interest and penalties, on the creation, issue and sale of the Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(s) Trademarks. Upon request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the “License”); provided that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(t) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof through and including the date 60 days after the date hereof, the Company will not, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, (i) sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise.

(u) Nasdaq. The Company will use its reasonable best efforts to effect and maintain the listing of the Common Stock (including the Securities) on Nasdaq.

SECTION 4. Payment of Expenses.

(a) Expenses. Except as set forth below, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery to the Underwriters of the Blue Sky Survey and any supplement thereto (up to an amount of $10,000), and the fees and expenses of making the Securities eligible for clearance, settlement and trading through the facilities of DTC, (vi) the fees and expenses of the registrar and transfer agent for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the Representative and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, determining the compliance of the terms of the sale of the Securities with FINRA’s rules, (ix) the document production charges and expenses associated with printing this Agreement, (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the second sentence of Section 1(a)(ii) and Section 1(a)(xi) of this Agreement, (xi) the costs and expenses related to the listing of the Securities with Nasdaq, and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 4(a). Notwithstanding anything in this Agreement to the contrary, to the extent that this Agreement is terminated due to the breach of the Underwriters, the Company shall not be required to reimburse the Underwriters’ fees and expenses.

(b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 6, Section 10(a) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Use of Free Writing Prospectuses by Underwriters. Each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.

SECTION 6. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Bank contained herein or in certificates of any officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement, etc. The Registration Statement was filed by the Company with the Commission and became effective upon filing in accordance with Rule 462(e) not earlier than three years prior to the date hereof. Each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus shall have been filed as required by Rule 424(b) (without reliance on Rule 424(b)(8)) and Rule 433, as applicable, within the time period prescribed by, and in compliance with, the Securities Act Regulations. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information. The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or in an exhibit to a prospectus filed pursuant to Rule 424(b).

(b) Opinion of Counsel for Company. At the Closing Time, the Representative shall have received (i) the favorable opinion and negative assurance letter, dated the Closing Time, of Wachtell, Lipton, Rosen & Katz, counsel for the Company, in form and substance satisfactory to the Representative and substantially in the form of Exhibit A hereto, and (ii) the favorable opinion, dated the Closing Time, of Gary Michael, internal counsel for the Company, in form and substance satisfactory to the Representative and substantially in the form of Exhibit B hereto; in each case, together with signed or reproduced copies of such letters for each of the other Underwriters, in form and substance reasonably satisfactory to the Representative.

(c) Opinion of Counsel for Underwriters. At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Covington & Burling LLP, counsel for the Underwriters, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its Subsidiaries and certificates of public officials.

(d) Officers’ Certificate. At the Closing Time, the Representative shall have received a certificate of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no Material Adverse Effect, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) the conditions specified in Section 6(a) hereof have been satisfied.

(e) Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from KPMG LLP a letter with respect to the Company, dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are a registered public accounting firm and independent registered public accountants as required by the Securities Act and containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(f) Bring-down Comfort Letter. At the Closing Time, the Representative shall have received from KPMG LLP a letter with respect to the Company, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 6(e) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g) Certificate of the Chief Financial Officer. At the Closing Time, the Representative shall have received a certificate executed by the Chief Financial Officer, in form and substance satisfactory to the Representative.

(h) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit C hereto, executed by certain executive officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Time or the Date of Delivery, as the case may be.

(i) No Objection. If applicable, FINRA shall have not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(j) No Important Changes. Since the execution of this Agreement, (i) in the judgment of the Representative, since the respective date hereof or the respective dates of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there shall not have occurred any Material Adverse Effect, and (ii) there shall not have been any decrease in or withdrawal of the rating of any debt securities or preferred securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the Exchange Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(k) Delivery of Prospectus. The Company shall have complied with the provisions hereof with respect to the furnishing of prospectuses, in electronic or printed format, on the New York business day next succeeding the date of this Agreement.

(l) No Termination Event. On or after the date hereof, there shall not have occurred any of the events, circumstances or occurrences set forth in Section 10(a).

(m) No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Time, prevent the issuance or sale of the Securities by the Company.

(n) Good Standing. The Representative shall have received on and as of the Closing Time satisfactory evidence of the good standing of the Company and the Bank in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(o) Additional Documents. At the Closing Time and at each Date of Delivery (if any), counsel for the Underwriters shall have been furnished with such customary closing documents as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as reasonably herein contemplated shall be in form and substance satisfactory to the Representative and counsel for the Underwriters.

(p) Clearance, Settlement and Trading. Prior to the Closing Time, the Company and DTC shall have executed and delivered a Letter of Representations, dated the Closing Time, and the Securities shall be eligible for clearance, settlement and trading through the facilities of DTC.

(q) Listing. The Company shall have used reasonable best efforts to effect and maintain the listing of the Common Stock (including the Securities) on Nasdaq, and the Company shall have taken no action designed to, or likely to have the effect of, preventing the listing of the Securities on Nasdaq, and the Company shall not have received any notification that Nasdaq is contemplating declining to list the Securities on Nasdaq.

(r) Conditions to Purchase of Option Shares. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its Subsidiaries hereunder shall be true and correct as of each Date of Delivery, the conditions set forth in Section 6(j), Section 6(k) and Section 6(s) hereof shall be satisfied at each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

(i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 6(d) hereof remains true and correct as of such Date of Delivery.

(ii) Opinion of Counsel for Company. (i) The favorable opinion and negative assurance letter of Wachtell, Lipton, Rosen & Katz, counsel for the Company, in form and substance satisfactory to the Representative and substantially in the form of Exhibit A hereto, dated such Date of Delivery, and (ii) the favorable opinion of Gary Michael, internal counsel for the Company, in form and substance satisfactory to the Representative and substantially in the form of Exhibit B hereto, dated such Date of Delivery, both relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect, as the opinions required by Section 6(b) hereof.

(iii) Opinion of Counsel for Underwriters. The favorable opinion of Covington & Burling LLP, counsel for the Underwriters, in form and substance satisfactory to the Representative, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(c) hereof.

(iv) Bring-down Comfort Letter. A letter from KPMG LLP with respect to the Company in form and substance satisfactory to the Representative, each dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 6(f) hereof, except that the specified date referred to in such letter shall be a date not more than three business days prior to such Date of Delivery.

(v) Certificate of the Chief Financial Officer. A certificate executed by the Chief Financial Officer of the Company, dated as of such Date of Delivery, substantially in the same form and substance as the certificate required by Section 6(g).

(vi) No Termination Event. There shall not have occurred prior to the Date of Delivery any of the events, circumstances or occurrences set forth in Section 10(a).

(vii) No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Date of Delivery, prevent the issuance or sale of the Option Shares by the Company.

(viii) Good Standing. The Representative shall have received on and as of the Date of Delivery satisfactory evidence of the good standing of the Company and the Bank in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(s) If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Shares on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Shares, may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Section 1, Section 6, Section 7, Section 8, Section 9, Section 14, Section 15, Section 16 and Section 17 shall survive any such termination and remain in full force and effect.

SECTION 7. Indemnification.

(a) Indemnification of Underwriters. The Company and the Bank, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) of the Securities Act Regulations (each, an “Affiliate”)), selling agents, officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, any “road show”, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) hereof) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) hereof, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 7(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Bank, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Bank, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Bank, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company and the Bank, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Bank or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Bank and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.

For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates, officers, directors and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

SECTION 9. Representations, Warranties and Agreements to Survive. The indemnity and contribution provisions contained in Section 7 and Section 8, and all representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates, officers, directors and or selling agents, any person controlling any Underwriter or the Company’s officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

SECTION 10. Termination of Agreement.

(a) Termination. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time, (i) if there has been, in the judgment of the Representative, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any Material Adverse Effect, (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis, including a new epidemic or material worsening of the COVID-19 pandemic, or any change or development involving a prospective change in national or international political, financial or economic conditions, including without limitation as a result of terrorist activities, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, or Nasdaq, (iv) if trading generally on the New York Stock Exchange or Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental agency or body, (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a general moratorium on commercial banking activities has been declared by either federal, New York or State of New Jersey authorities or if there is a material disruption in commercial banking or securities settlement or clearance services in the United States.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Section 1, Section 6, Section 7, Section 8, Section 9, Section 14, Section 15, Section 16 and Section 17 shall survive such termination and remain in full force and effect.

SECTION 11. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 36-hour period, then:

(i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option Shares to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Shares, as the case may be, either the Representative or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices shall be directed to the parties hereto as follows:

If to the Underwriters:

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attention: Equity Syndicate Desk

Facsimile: [***]

with a copy, which shall not constitute notice, to:

Covington & Burling LLP

620 Eighth Avenue

New York, New York 10018

Attention: Michael Reed

If to the Company:

Valley National Bancorp

70 Speedwell Avenue

Morristown, New Jersey 07960

Attention: Michael Hagedorn

Gary Michael

with a copy, which shall not constitute notice, to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Matthew Guest

SECTION 13. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any of its Subsidiaries or its shareholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company in connection with the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its Subsidiaries on other matters) or any other obligation to the Company in connection with the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, financial, regulatory or tax advice in connection with the offering of the Securities and the Company has consulted its own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate. The Company waives to the fullest extent permitted by applicable law any claims that it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

SECTION 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Bank and their respective successors and the indemnified parties referred to in Section 7 and Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Bank and their respective successors, and said controlling persons, Affiliates, selling agents, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. Trial by Jury. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 16. GOVERNING LAW. THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREUNDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

SECTION 17. Consent to Jurisdiction. Each of the parties hereto agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or proceeding brought in any Specified Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 18. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this Section 18:

(i) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii) “Covered Entity” means any of the following:

a)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

b)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

c)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv) “U.S. Special Resolution Regime” means each of (A) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (B) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 19. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) shall constitute effective execution and delivery of this Agreement by the parties hereto and may be used in lieu of the original signature pages to this Agreement for all purposes.

SECTION 21. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 22. Entire Agreement; Amendments. This Agreement constitutes the entire Agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party that the condition is meant to benefit.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Bank in accordance with its terms.

Very truly yours,

VALLEY NATIONAL BANCORP

/s/ Travis Lan
Name:	Travis Lan
Title:	Executive Vice President & Deputy Chief Financial Officer

VALLEY NATIONAL BANK

/s/ Travis Lan
Name:	Travis Lan
Title:	Executive Vice President & Deputy Chief Financial Officer

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,

as of the date first above written:

For itself and as Representative of the Underwriters named in Schedule A hereto.

J.P. MORGAN SECURITIES LLC

By:	/s/ Alaoui Zenere
Name: Alaoui Zenere
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Name of Underwriter	Number of Initial Shares to be Purchased	Number of Option Shares to be Purchased
J.P. Morgan Securities LLC	42,780,748	6,417,112

Total	42,780,748	6,417,112

SCHEDULE B

Issuer Free Writing Prospectuses

None.

SCHEDULE C

Pricing Information

Public Offering Price Per Share: $9.35

Number of Initial Shares: 42,780,748

Number of Option Shares: 6,417,112

SCHEDULE D

Significant Subsidiaries of the Company

Valley National Bank

VNB New York, LLC

SCHEDULE E

Broker-Dealer

Valley Financial Management, Inc., a wholly owned, direct subsidiary of the Bank, is a registered broker-dealer and a member firm of FINRA.

EXHIBIT A

Form of Opinion of Wachtell, Lipton, Rosen & Katz

EXHIBIT B

Form of Opinion of Company Counsel

EXHIBIT C

Form of Lock-up Agreement

J.P. MORGAN SECURITIES LLC

As Representative of

the several Underwriters listed in

Schedule 1 to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Re:	VALLEY NATIONAL BANCORP — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Valley National Bancorp, a New Jersey corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of common stock, no par value per share, of the Company (the “Common Stock,” and such shares of Common Stock to be offered and sold pursuant to the Underwriting Agreement, the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC on behalf of the Underwriters, the undersigned will not, and will not cause any direct or indirect affiliate to, during the period beginning on the date of this letter agreement (this “Letter Agreement”) and ending at the close of business 60 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (collectively with the Common Stock, “Lock-Up Securities”), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities, or (4) publicly disclose the intention to do any of the foregoing. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by the undersigned or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Lock-Up Securities, in cash or otherwise.

Notwithstanding the foregoing, the undersigned may:

(a) transfer or otherwise dispose the undersigned’s Lock-Up Securities:

(i) as a bona fide gift or gifts (intended as a charitable donation or otherwise), or for bona fide estate planning purposes,

(ii) by will, other testamentary document or intestacy,

(iii) to any member of the immediate family of the undersigned or any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin),

(iv) to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests,

(v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above,

(vi) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to members or shareholders of the undersigned,

(vii) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement,

(viii) to the Company from an employee, independent contractor or services provider of the Company upon death, disability or termination of employment or cessation of services, in each case, of such employee, independent contractor or services provider,

(ix) as part of a sale of the undersigned’s Lock-Up Securities acquired in open market transactions after the closing date for the Public Offering,

(x) to the Company in connection with the vesting, settlement, or exercise of restricted stock units, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, options, warrants or rights, provided that any such shares of Common Stock received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement, and provided further that any such restricted stock units, options, warrants or rights are held by the undersigned pursuant to an agreement or equity awards granted under a stock incentive plan or other equity award plan, each such agreement or plan which is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or

(xi) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Letter Agreement;

provided that (A) in the case of any transfer or distribution pursuant to clause (a)(i), (iii), (iv), (v), (vi) and (vii), such transfer shall not involve a disposition for value (other than, in the case of clauses (a)(iv), (v) (to the extent relating to clause (iv)) and (vi), with respect to any such transfer or distribution for which the transferor or distributor receives equity interests of such transferee or such transferee’s interests in the transferor) and each donee, devisee, transferee or distributee shall execute and deliver to the Representative a lock-up letter in the form of this Letter Agreement, (B) in the case of any transfer or distribution pursuant to clause (a) (i), (ii), (iii), (iv), (v), (vi), (ix) and (x), no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than (x) with respect to a transfer under clause (a)(i), (ii), (iii) and (x), any filing required to be made under Section 16(a) of the Exchange Act, provided that any such filing shall clearly indicate in the footnotes thereto the nature and conditions of such transfer and (y) a filing on a Form 5 made after the expiration of the Restricted Period referred to above) and (C) in the case of any transfer or distribution pursuant to clause (a)(vii) and (viii) it shall be a condition to such transfer that no public filing, report or announcement shall be voluntarily made and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Restricted Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer;

(b) exercise outstanding options, settle restricted stock units or other equity awards or exercise warrants pursuant to plans described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that any Lock-up Securities received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement;

(c) convert outstanding preferred stock, warrants to acquire preferred stock or convertible securities into shares of Common Stock or warrants to acquire shares of Common Stock; provided that any such shares of Common Stock or warrants received upon such conversion shall be subject to the terms of this Letter Agreement; and

(d) establish trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Lock-Up Securities; provided that (1) such plans do not provide for the transfer of Lock-Up Securities during the Restricted Period and (2) no filing by any party under the Exchange Act or other public announcement made voluntarily in connection with such trading plan and if any such filing or public announcement is required by law to be made during the Restricted Period, such filing or public announcement shall clearly indicate therein that none of the securities subject to such plan may be transferred, sold, or otherwise disposed of pursuant to such plan until after the expiration of the Restricted Period.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representative may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Representative and the other Underwriters are not making a recommendation to you to enter into this Letter Agreement, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

Notwithstanding anything to the contrary contained herein, this Letter Agreement and the related restrictions contained herein shall automatically terminate and the undersigned shall be released from all obligations under this Letter Agreement upon the earliest to occur of (i) November 15, 2024, if the Underwriting Agreement does not become effective by such date, (ii) the termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) prior to the execution of the Underwriting Agreement, the Company advising the Representatives that it has or the Representatives advising the Company, that they have, determined not to proceed with the Public Offering. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

[NAME OF STOCKHOLDER]

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